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                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 1
                                     TO THE
            COMPSAVINGS PLAN FOR EMPLOYEES OF COMPUSA INC. AND TRUST


     WHEREAS, CompUSA Inc. (the "Company"), approved and adopted the CompSavings Plan for Employees of CompUSA Inc. (the "Plan") and Trust Agreement (the "Trust") which were originally effective January 1, 1995 and most recently restated effective January 1, 1996;

     WHEREAS, Section 19.1 of the Plan and Trust provides that the Company reserves the right to amend the Plan and Trust;

     NOW THEREFORE RESOLVED, that Sections 1 and 2 are amended effective January 1, 1996, Sections 1 and 18 are amended effective October 13, 1996 and Section 3 is amended effective February 3, 1997 as follows:

Effective January 1, 1996:
-------------------------

1.   Section 1 is amended to restate Subsection 1.55 in its entirety as follows:

     1.55 "Trustee". BZW Barclays Global Investors, National Association, known as Barclays Global Investors, National Association effective October 15, 1996.

2.   Section 2 is amended to restate Subsection 2.1 in its entirety as follows:

     2.1   Eligibility

           All Participants as of January 1, 1996 shall continue their eligibility to participate in the Plan. Each other Eligible Employee shall become a Participant on the later of January 1, 1996 or, on the first day of the next month following the date he or she attains age 21 and completes a six-month eligibility period in which he or she is credited with at least 500 Hours of Service. The initial eligibility period begins on the date an Employee first performs an Hour of Service. Subsequent eligibility periods begin with the start of each half of the Plan Year beginning after the first Hour of Service is performed.

Effective October 13, 1996:
--------------------------

1. Section 1 is amended to add a new Subsection 1.56 and to redesignate each subsequent Subsection as follows:

     1.56 "USERRA". The Uniformed Services Employment and Reemployment Rights Act of 1994.

2. Section 18 is amended to add a new Subsection 18.2 and to redesignate each subsequent Subsection as follows:

     18.2  Compliance With USERRA

           Notwithstanding any provision of the Plan to the contrary, with regard to an Employee who serves in qualified military service (as defined by Code section 414(u)(5)) and is reemployed on or after December 12, 1994, within the time required by USERRA, contributions shall be made and benefits and service credit shall be provided with respect

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           to his or her qualified military service in accordance with Code section 414(u). Furthermore, notwithstanding any provision of the Plan to the contrary, Participant loan payments may be suspended during a period of qualified military service.

Effective February 3, 1997:
--------------------------

1.   Section 3 is amended to restate Subsection 3.6 in its entirety as follows:

     3.6   Timing, Posting and Tax Considerations

           Pre-Tax Contributions may only be made through payroll deduction. Pre-Tax Contributions, other than Pre-Tax Contributions attributable to a Participant's Deferred Compensation Plan 401(k) Plan Election, shall be paid to the Trustee in cash and posted to each Participant's Account(s) as soon as such amounts can reasonably be separated from the Employer's general assets and balanced against the specific amount made on behalf of each Participant and in no event later than 15 business days following the end of the month that includes the date amounts are deducted from a Participant's Pay (or as that maximum period may be otherwise extended by ERISA). Pre-Tax Contributions attributable to a Participant's Deferred Compensation Plan 401(k) Plan Election shall be paid to the Trustee in cash and posted to each Participant's Account(s) as soon as such amounts can be determined following the end of the Plan Year and balanced against the specific amount to be transferred on behalf of each Participant and in no event later than the March 15 following immediately thereafter.

           Pre-Tax Contributions shall be treated as Contributions made by an Employer in determining tax deductions under Code section 404(a).



Date: October 1, 1997         COMPUSA INC.
      ---------    --

                              By: /s/ MEL McCALL
                                 --------------------------------------------
                              Title:  Senior Vice President - Human Resources
                                    -----------------------------------------


The provisions of the above amendment which relate to the Trustee are hereby approved and executed.

Date: November 12, 1997       BARCLAYS GLOBAL INVESTORS, NATIONAL ASSOCIATION
      -----------    --
                              By: Merrill Lynch, Pierce, Fenner & Smith, Inc.

                              By: /s/ DOLORES UPTON
                                 --------------------------------------------
                                 Title: Assistant Vice President
                                       --------------------------------------

Date: November 12, 1997       BARCLAYS GLOBAL INVESTORS, NATIONAL ASSOCIATION
      -----------    --
                              By: Merrill Lynch, Pierce, Fenner & Smith, Inc.

                              By: /s/ PETER H. SORENSEN
                                 --------------------------------------------
                                 Title: Vice President
                                       --------------------------------------

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